SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: February 19, 1998

                Date of earliest event reported: February 4, 1998

                             First Industrial, L.P.
             (Exact name of registrant as specified in its charter)

Delaware                          333-21873                36-3924586
(State or other                (Reporting File          (I.R.S. Employer
jurisdiction of organization)      Number)             Identification No.)

311 S. Wacker Drive, Suite 4000
Chicago, Illinois                                             60606
(Address of principal executive offices)                   (Zip Code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit
     Number   Exhibit

       4 Fifth Amended and Restated Limited Partnership Agreement of First Industrial, L.P.



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                                      -3-


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIRST INDUSTRIAL, L.P.

                                     By:  First Industrial Realty Trust, Inc.


                                     By:   /s/ Michael J. Havala
                                           ----------------------------------
                                            Name:   Michael J. Havala
                                            Title:  Chief Financial Officer,
                                                    Treasurer  and Secretary


Date:    February 19, 1998



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                                  Exhibit Index


     Exhibit
     Number   Exhibit

       4 Fifth Amended and Restated Limited Partnership Agreement of First Industrial, L.P.